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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                 August 19, 2002
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                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)




            DELAWARE                     1-15627                 042451506
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
         incorporation)                                      identification no.)





            13980 JANE STREET                                     L7B 1A3
       KING CITY, ONTARIO, CANADA
(Address of principal executive offices)                         (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (905) 833-3838



                             WIRELESS VENTURES, INC.
                   (Former Name if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.


         On August 19, 2002 the Registrant announced that it would not be filing its Form 10QSB for the period ended June 30, 2002 within the grace period provided by Rule 12b-25. The Registrant is in negotiations on a potential transaction that would effect the future business direction of the Company. The Registrant is unable at this time to complete Form 10QSB but believes that it will do so over the next 30 days.

         The Company issued a press release on August 19, 2002 concerning the situation, a copy of which is set forth as Exhibit 99.7 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                   Exhibits

Exhibit 99.7 Press Release issued by the Company on August 19, 2002 to announce that it would not be filing its Form 10QSB for the period ended June 30, 2002 within the grace period provided by Rule 12b-25.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                                                     (Registrant)


Date:  August 19, 2002                   By:   /s/ John G. Simmonds
                                               --------------------------------
                                         Name: John G. Simmonds
                                         Title: Chief Executive Officer



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                                      INDEX


EXHIBIT NO.           DESCRIPTION

Exhibit 99.7 Press Release issued by the Company on August 19, 2002 to announce that it would not be filing its Form 10QSB for the period ended June 30, 2002 within the grace period provided by Rule 12b-25.



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